UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 14, 2005

Annuity and Life Re (Holdings), Ltd.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	1-16561	66-0619270

	(Commission	(IRS Employer
	File Number)	Identification No.)

Cumberland House, 1 Victoria Street, Hamilton, Bermuda	HM 11

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 296-7667

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE DATED MARCH 14, 2005
UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition.

     The following information, furnished under “Item 2.02. Results of Operations and Financial Condition,” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On March 14, 2005, Annuity and Life Re (Holdings), Ltd. (the “Company”) issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release disclosed the Company’s financial results for the three month period and year ended December 31, 2004. Also on March 14, 2005, the Company posted on its website unaudited supplemental financial information, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable

(c) Exhibits.

99.1	Press Release dated March 14, 2005

99.2	Unaudited Supplemental Financial Information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNUITY AND LIFE RE (HOLDINGS), LTD.
Date: March 16, 2005	By:	/s/ John W. Lockwood
John W. Lockwood
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated March 14, 2005

99.2	Unaudited Supplemental Financial Information